UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As previously reported, on August 6, 2013, Thomas R. Leitzke provided notice of his intention to retire as Senior Vice President, Global Operations, of Brooks Automation, Inc. (the “Company”). On September 25, 2013, the Company entered into a transition agreement (the “Transition Agreement”) with Mr. Leitzke. Pursuant to the Transition Agreement, Mr. Leitzke will continue employment with the Company with his current wages and benefits until September 30, 2013. Following Mr. Leitzke's retirement from the Company and subject to remaining employed through his termination date and complying with the terms of the Transition Agreement, Mr. Leitzke will be entitled to receive the following severance benefits:
(i)    a severance amount equal to $280,000, which represents Mr. Leitzke's current base salary, payable in bi-weekly installments;
(ii)    an award, if any, under the Company's performance-based variable compensation (“PBVC”) plan for fiscal year 2013, as determined by the Board of Directors of the Company, payable in one lump sum at the time PBVC payments are made to the Company's other executive officers following the completion of the fiscal year;
(iii)    the employer portion of premiums for health insurance continuation coverage under the Federal Consolidated Omnibus Budget Reconciliation Act (COBRA) for a period of 18 months after the end of Mr. Leitzke's employment with the Company; and
(iv)    the continued vesting of three time-based equity awards through February 2014 which will result in the vesting of 3,333 restricted stock units (“RSUs”) on November 6, 2013, 5,833 RSUs on November 8, 2013, and 4,167 restricted stock awards on February 3, 2014.
The Transition Agreement also subjects Mr. Leitzke to non-competition and non-solicitation covenants for a one-year period following the date of his retirement. The foregoing description of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
This Form 8-K/A amends the current report on Form 8-K dated August 6, 2013.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits
10.1 Transition Agreement entered into on September 25, 2013 between Brooks Automation, Inc. and Thomas R. Leitzke.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: September 30, 2013	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Transition Agreement entered into on September 25, 2013 between Brooks Automation, Inc. and Thomas R. Leitzke.

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